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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 2005


                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-50516                 13-4104684
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     (State or Other               (Commission             (I.R.S. Employer
       Jurisdiction               File Numbers)          Identification No.)
    of Incorporation)


             3 Times Square, 12th Floor
                    New York, NY                                10036
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      (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100

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          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 13, 2005, Eyetech Pharmaceuticals, Inc. ("Eyetech") agreed to retained Dr. Samir Patel, a member of the Board of Directors of Eyetech, as Chief Clinical and Commercial Strategy. Under the agreement to be entered into with Dr. Patel, Dr. Patel will join Eyetech as of January 4, 2005, and will receive an annual base salary of $225,000, subject to change upon an annual review by Eyetech's Board of Directors. Dr. Patel will be eligible to receive additional incentive cash compensation with a target of 50% of his base salary at the sole discretion of Eyetech's Board. Dr. Patel has also been granted options to purchase 50,000 shares of Eyetech common stock at $43.55 per share, subject to standard vesting requirements.

      Under the terms of the agreement, either Eyetech or Dr. Patel may terminate his employment at any time, subject to continuation of salary payment and benefits for one year if Eyetech terminates Dr. Patel's employment without cause or if Dr. Patel terminates his employment for good reason. If Eyetech terminates Dr. Patel's employment without cause or if he terminates his employment for good reason within three months before or 12 months following a change in control of Eyetech, Eyetech is obligated to pay Dr. Patel a lump sum payment equal to 15 months of his then current base salary and reimburse Dr. Patel for the costs of medical and dental benefits for up to 15 months. Upon any change in control of Eyetech, 50% of all of Dr. Patel's unvested equity rights that were granted in his capacity as an employee will immediately vest, and if Eyetech terminates Dr. Patel's employment without cause or if he terminates his employment for good reason within three months before or 12 months following the change in control, 100% of Dr. Patel's unvested equity rights that were granted in his capacity as an employee will immediately vest.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2005          EYETECH PHARMACEUTICALS, INC.


                                 By:     /s/ Glenn P. Sblendorio
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                                 Name:  Glenn P. Sblendorio
                                 Title: Senior Vice President, Finance and
                                        Chief Financial Officer